Aberdeen Funds

(the “Trust”)

Aberdeen Global Absolute Return Strategies Fund

(the “Fund”)

Supplement dated August 25, 2020 to the Fund’s Statutory Prospectus,

dated February 28, 2020, as supplemented to date (the “Prospectus”)

The following replaces the Portfolio Managers table for the Fund in the section entitled, “Summary —Aberdeen Global Absolute Return Strategies Fund — Portfolio Managers” on page 72 of the Prospectus:

Name	Title	Served on the Fund Since
Katy Forbes, CFA®	Investment Director	2019
Thomas Maxwell, CFA®	Investment Director	2020
Neil Richardson	Investment Director	2019
Scott Smith, CFA®	Investment Director	2019

The following replaces the information for the Fund in the section entitled, “Fund Management - Portfolio Management” beginning on page 179 of the Prospectus:

Portfolio Managers	Funds

Katy Forbes, CFA®, Investment Director
Katy Forbes is an Investment Director in the Multi-Asset Investing team at Aberdeen Standard Investments. She is a member of the Strategic Investment Group and is a member of the GARS portfolio construction team. She joined the Government bond team in 2008 as a secondary manager on the inflation-linked bond funds and was appointed primary manager of UK inflation-linked funds in 2010. Katy joined Standard Life Investments in 2001 holding various roles on the Treasury team and as Asset and Liability Manager for Standard Life Bank. She holds a BSc (1st class honors) from the University of Edinburgh and is a CFA charterholder.

Aberdeen GARS® Fund

Thomas Maxwell, CFA®, Investment Director
Thomas Maxwell is an Investment Director in the Multi-Asset Solutions team at Aberdeen Standard Investments. Thomas is a co-manager of both Global Focused Strategies and the Absolute Return Global Bond Strategies and is a member of the Strategic Investment Group. Prior to joining the Multi-Asset Solutions team in July 2018, Thomas was a portfolio manager within the Credit team for global credit funds, and he had research responsibilities for the financial sector. Thomas joined Standard Life Investments in 2010 as a credit analyst. Thomas graduated with a BA (Hons) from Manchester University, holds the Investment Management Certificate and is a CFA charter holder.

Aberdeen GARS® Fund

Neil Richardson, Investment Director
Neil Richardson is an Investment Director at Aberdeen Standard Investments. Neil is a member of the Strategic Investment Group and is a member of the GARS portfolio construction team and contributes to the asset allocation of other portfolios managed within the Multi-Asset Team. Neil joined Standard Life Investments in October 2011, initially placed in the Credit team and then transitioning to the Multi Asset Investment Team in 2012. Previously, Neil was Head of UK Equities at Ignis, heading a 9-person team managing £8bn. Prior to that he spent 4 years at Citi on the Pan European Equities sales desk, where he was responsible for a large number of accounts, with widely differing investment styles. Neil also spent 9 years at Threadneedle Asset Management, where his strong fundamental analytical abilities were recognized with his promotion to Head of Pan European Research. Neil graduated with a MA (Hons) in Modern History and Politics from the University of Edinburgh.

Aberdeen GARS® Fund

Scott Smith, CFA®, Investment Director
Scott Smith is an Investment Director within Multi-Asset Fund Management at Aberdeen Standard Investments and is a member of the Strategic Investment Group and the GARS portfolio construction team. Scott is also responsible for ensuring that asset allocation views are expressed effectively and consistently across a range of internal and third party funds. Previous experience involved implementation and oversight of derivative-based absolute return strategies across the business. Scott joined Standard Life Investments in 2006 as a performance analyst, working on a broad range of funds covering fixed-interest, equities and property. In 2010 he moved to the Multi-Asset Investing Team. Scott graduated with an MA (Hons) in Economics with Business Economics from University of Glasgow. He also has an MPhil in International Finance and Economic Policy from the University of Glasgow and has the Investment Management Certificate (IMC) and is a CFA Charterholder.

Aberdeen GARS® Fund

Please retain this Supplement for future reference

Aberdeen Funds

(the “Trust”)

Aberdeen Global Absolute Return Strategies Fund

(the “Fund”)

Supplement dated August 25, 2020 to the Fund’s Statement of Additional Information,

dated February 28, 2020, as supplemented to date (“SAI”)

All references to Adam Rudd and David Sol are deleted from the SAI.

The following is added to the table reflecting each portfolio manager’s ownership of shares of the Fund he or she manages, in the section entitled, “INVESTMENT ADVISORY AND OTHER SERVICES — Portfolio Managers” beginning on page 157 of the SAI:

Portfolio Manager	Portfolio	Dollar Range of Portfolio Shares Owned
Thomas Maxwell*	Aberdeen GARS® Fund	None

* The information for Thomas Maxwell is as of June 30, 2020.

The following is added to the table in Appendix A of the SAI under “OTHER MANAGED ACCOUNTS” beginning on page A-3:

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2019)
Thomas Maxwell* Aberdeen GARS® Fund	Registered Investment Companies: 1 account, $55.24 total assets Other Pooled Investment Vehicles: 7 accounts, $3,819.55 total assets Other Accounts: 2 accounts, $6,587.90 total assets

* The information for Thomas Maxwell is as of June 30, 2020.

Please retain this Supplement for future reference.